SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 30, 2012

BellaVista Capital, Inc.
(Exact name of registrant as specified in its charter)

Maryland	0-30507	94-3324992
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15700 Winchester Blvd., Los Gatos, CA 95030	95030
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(408) 354-8424

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On July 30, 2012, the registrant mailed a letter dated July 30, 2012 to its shareholders which provides certain summary and updated information concerning the registrant's operations. A copy of the letter is attached to this report as Exhibit 20.1.

The letter attached to this report as Exhibit 20.1 contains forward-looking statements. All statements other than statements of historical fact may be forward-looking statements. These include statements regarding the registrant's future financial results, operating results, business strategies, projected costs and capital expenditures, products, competitive positions, and plans and objectives of management for future operations. Forward-looking statements may be identified by the use of words such as "may," "will," "should," "expect," "plan," "anticipate," "believe," "estimate," "predict," "intend" and "continue," or the negative of these terms, and include the assumptions that underlie such statements. The registrant's actual results could differ materially from those expressed or implied in these forward-looking statements as a result of various risks and uncertainties, including those set forth in the registrant's quarterly report on Form 10-Q for the quarter ended March 31, 2011 under Part II, Item 1A – “Risk Factors." All forward-looking statements in the letter attached to this report are based on information available to the registrant as of the date hereof and the registrant assumes no obligation to update any such statements.

Item 8.01.   Other Events.

Recently, the registrant was informed that Daniel Shaw, an employee of LG Servicing, with which the registrant has entered into a Management Agreement for purposes of outsourcing various property management and administrative tasks, has been charged with theft by the Santa Clara County District Attorney.  The charges stem from when Mr. Shaw was an employee of Cupertino Capital and relate to certain investors in investments that are unrelated to the registrant, its assets and operations.  We have been further advised that these charges against Mr. Shaw are a follow-on to previously filed civil litigation related to losses incurred by specific parties on investments made a number of years ago.  The charges, while serious, remain allegations subject to further legal process.

The registrant's Board is in the process of performing a detailed review of the performance and services provided by LG Servicing.  The registrant's Board meets almost every month and reviews in detail each of the registrant's portfolio assets, recent transactions, income, expenses and cash flow.  We will work with our auditors and legal counsel in analyzing the performance of LG Servicing and Mr. Shaw under the Management Agreement.

While our review is still in its initial phase, we have no reason to believe that the alleged actions of Mr. Shaw have any relation to or impact on the registrant, its assets or operations.  We will complete our review of the performance by LG Servicing and take any necessary actions to protect the interests of the registrant and its shareholders.  Once completed, the Board will report to you the results of its review.

(d) Exhibits

Exhibit 20.1      Letter to Shareholders dated July 30, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 30, 2012	BellaVista Capital, Inc.
By: /s/ William Offenberg
William Offenberg, Chief Executive Officer